UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  October 18, 2004

                  The St. Paul Travelers Companies, Inc.
          (Exact name of registrant as specified in its charter)


          Minnesota                   001-10898                 41-0518860
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
           incorporation)                                      Identification
                                                                   Number)

          385 Washington Street                                     55102
          Saint Paul, Minnesota
 (Address of principal executive offices)                         (Zip Code)

                                 (651) 310-7911
              (Registrant's telephone number, including area code)

                                  Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On October 18, 2004, The St. Paul Travelers Companies, Inc. (the "Company") issued a press release announcing its preliminary estimate for losses from Hurricane Jeanne for the third quarter and adjusting the Company's diluted earnings per share for the third quarter. The press release is attached as
Exhibit 99 to this Report, is incorporated herein by reference and shall be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.  Other Events.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

        (c)   Exhibits.

              The following exhibit is filed herewith:

Exhibit No.   Description

99            Press release issued by The St. Paul Travelers Companies, Inc.
              on October 18, 2004.

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                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 18, 2004            THE ST. PAUL TRAVELERS COMPANIES, INC.

                                     By:      /s/ Bruce A. Backberg
                                              --------------------------------
                                              Name:  Bruce A. Backberg
                                              Title: Senior Vice President

                                EXHIBIT INDEX

Exhibit No.   Description

99            Press release issued by The St. Paul Travelers Companies, Inc.
              on October 18, 2004.